Exhibit m(v) under Form N-1A
                                            Exhibit 1 under Item 601/ Reg. S-K

                               #1 to EXHIBIT A
                                    to the
                               Rule 12b-1 Plan

                              MTB GROUP OF FUNDS





-------------------------------------------------------------------------------------------
                          FUNDS                                         CLASS
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Balanced Fund                                                  Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Equity Income Fund                                             Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Equity Index Fund                                              Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Income Fund                                                    Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                                    Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB International Equity Fund                                      Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Large Cap Growth Fund                                          Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Large Cap Growth Fund II                                     Undesignated Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                           Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Large Cap Value Fund                                           Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Large Cap Value Fund II                                      Undesignated Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth                    Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth II               Undesignated Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Conservative Growth                  Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Conservative Growth II             Undesignated Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate Growth                      Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate Growth II                 Undesignated Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                                   Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                            Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Mid Cap Stock Fund                                             Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Money Market Fund                                              Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Money Market Fund                                              Class S Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Money Market Fund                                          Institutional II Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Money Market Fund                                           Institutional Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Multi Cap Growth Fund                                          Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB New York Municipal Bond Fund                                   Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund                            Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                               Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market Fund                        Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market Fund                    Institutional II Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Prime Money Market Fund                                     Institutional Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                            Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund                                 Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                          Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                           Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                                     Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                                 Institutional II Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Government Bond Fund                                      Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                              Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                          Institutional II Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                Class A Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                Class S Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                            Institutional II Shares
-------------------------------------------------------------------------------------------


     This Amendment #1 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on April 29, 2005.

     In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

     Witness the due execution hereof this 3rd day of March, 2005.


                                    MTB GROUP OF FUNDS


                                    By:  /s/ Beth S. Broderick
                                       ---------------------------
                                    Name:  Beth S. Broderick
                                    Title:  Vice President